Investor Presentation RBC Capital Markets Financial Institutions Conference 2005 September 21, 2005

Company Footprint



Boston
Massachusetts
Atlantic Ocean
Providence
Rhode Island
Quincy
Hingham
Hull
Cohasset
Braintree
Weymouth
Scituate
Randolph
Rockland
Norwell
Hanover
Stoughton
Brockton
Whitman
Marshfield
Pembroke
Hanson
Duxbury
North Attleboro
Bridgewater
Kingston
Halifax
Attleboro
Plymouth County
Plymouth
Raynham
Middleboro
Carver
Orleans
Wareham
Sandwich
Bourne
West
Chatham
Hyannis
Dennis
Harwichport
Barnstable County
N. Falmouth
Centerville
Osterville
Mashpee
E. Falmouth
Falmouth
MASSACHUSETTS
Area of detail

- 52 Branches
- 4 Mortgage Banking Centers
- 7 Commercial Banking Centers
- 3 Investment Management Centers

INDEPENDENT BANK CORP.

NASDAQ: INDB

Slide Number: 2

Investment Summary Established Regional Brand in a Growth Market with Increasingly Unique Market Position Disciplined Core Business Strengthening Underway Superb Asset Quality and Significant Reserve Coverage Strong Net Interest Margin Well Balanced Traditional Banking Balance Sheet Improving Operating Results Consistent Balance Sheet and Earnings Growth Working Together to become a "Best Community Bank"

Growth Market - Infrastructure Improvements Greenbush Line Rt. 3 Expansion Rt. 44 Expansion

Projected Growth Source: SNL Financial US 0.1102 MA 0.1381 Plymouth County 0.1291 Barnstable County 0.1223 US 0.0484 MA 0.0151 Plymouth County 0.0458 Barnstable County 0.0481

Deposit Market Share Source: SNL Financial; Deposit/Market Share data as of June 30, 2004 including pending transactions. (Includes Credit Unions)

2003/2004 Core Business Strengthening Broadened product set Risk Management processes Business Banking platform Falmouth Bancorp acquisition Technology platform and business process improvements Strengthened team and development processes

Delinquency/Loans Strong Asset Quality ($ in millions) Reserve/Loans NPA's/Assets

Net Interest Margin (FTE) * Includes impact of FIN 46 prospectively. Impact of approx. 0.13% for 2004 and 0.19% for 2005.

Earning Asset Profile 2000 June 2005 Total Earning Assets $1,785,171 Total Earning Assets $2,762,447

Strong Core Funding 2000 June 2005 Total Deposits $1,489,222 Total Deposits $2,149,397

Consumer Household Growth 2004 includes 2,296 Households from Falmouth Bancorp acquisition . Consumer households with a checking account relationship only. 9% annualized growth 15.5% growth

Total Home Equity Loans and Lines New Business ($ in millions) New Business Generation Total Commercial Loans New Business ($ in millions) Investment Management New Business ($ in millions)

Mortgage New Business ($ in millions) New Business Generation (Cont'd) Consumer - Indirect New Business ($ in millions)

Return On Average Assets Financial Performance Ratios Return On Average Equity

Financial Performance Ratios Diluted Earnings Per Share ($'s) Operating Basis GAAP Basis Diluted Earnings Per Share ($'s)

2005 Financial Performance *Excludes impact of securities gains and merger and acquisition costs.

Interest Rate Risk

Improve the Customer Experience Enhance our colleague capital Significantly improve and expand business development Improve operating efficiency Enhance information infrastructure and analysis capability Evaluate market expansion opportunities - both organic and acquisition 2005 Strategic Goals

2005 Financial Metrics GAAP Diluted EPS $2.15 - $2.18 (6-7% Growth) Operating Diluted EPS $2.13 - $2.16 (11-13% Growth) Net Interest Margin 3.85%+ GAAP ROA 1.07% GAAP ROE 14.86% Efficiency Ratio 61%

INDB Stock Performance 8 Months Ending 8/31/05

Investor Presentation NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100 Statements contained in this presentation that are not historical facts are "forward-looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.